SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date  of Report (Date of earliest event reported)        December
26, 1996                          .

                                       Alamo      Group      Inc.
 .
                (Exact name of registrant as specified in its charter)

State   of  Delaware               0-21220                    74-
1621248                                      .
(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)           File No.)           Identification
No.)

              1502    E.    Walnut               Seguin,    Texas
78155                               .
     (Address of Principal executive offices)

Registrant's telephone number, including area code      (210) 379-
1480                            .


                        Alamo Group Inc.
                            Form 8-K

Item 8.  Change in Fiscal Year


Alamo Group Inc. has determined to change its fiscal year from that used in its most recent filing with the Securities and Exchange Commission. Alamo Group Inc. previously operated on a fiscal year of a 52 or 53 week period that ends on the Saturday closest to December 31. The date of determination to change the fiscal year is December 26, 1996. Beginning with the new fiscal year which ended December 31, 1996, the fiscal year shall be changed to a fiscal year of twelve months ending on December 31 of each year. The report covering the transition period will be filed on a Form 10-K and Form 10-KSB.







                        Alamo Group Inc.

                            Form 8-K


                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      December  26, 1996             By:     /s/  Robert  H.
George
                                        Robert H. George,
                                             Vice      President-
Administration